EXHIBIT 99.1


                   Certification Accompanying Periodic Report

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Each of the undersigned officers of XOMA Ltd. (the "Company") hereby certify that (1) the Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    XOMA Ltd.

Dated:  March 14, 2003             By:  /s/ John L. Castello
                                        ------------------------------------
                                        John L. Castello
                                        Chairman of the Board, President and
                                        Chief Executive Officer


Dated:  March 14, 2003             By:  /s/ Peter B. Davis
                                        ------------------------------------
                                        Peter B. Davis
                                        Vice President, Finance and Chief
                                        Financial Officer